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                                                                 Exhibit 23.1


                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Independence Bancorp, Inc.

As independent public accountants, we hereby consent to the use of our report dated January 19, 1996 and to all references to our Firm included in or made a part of this registration statement on Form S-3.



                                                 ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 15, 1996